Exhibit 10.76

REGISTRATION RIGHTS AGREEMENT

by and among

PAYPAY CORPORATION

and

THE STOCKHOLDERS

(as defined herein)

Dated as of [●], 2026

i

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of [•], 2026, is made and entered into by and among:

(1)	PayPay Corporation, a joint stock corporation incorporated under the laws of Japan (the “Company”) and

(2)	each of the holders of shares of Common Stock (as defined below) listed on Schedule A attached hereto (herein referred to individually as a “Stockholder” and collectively as the “Stockholders”).

Each of the Company and the Stockholders shall be referred to individually as a “Party” and collectively as the “Parties”.

WHEREAS, the Company is currently contemplating an initial public offering (“IPO”) of its common stock or American Depositary Shares representing its common stock; and

WHEREAS, the Company desires to grant registration rights to the Stockholders on the terms and conditions set out in this Agreement;

NOW, THEREFORE, in consideration of the foregoing premises and of the mutual covenants and obligations hereinafter set forth, the Company hereby covenants and agrees with the other Parties hereto as follows:

SECTION 1

DEFINITIONS AND INTERPRETATION

1.1.	As used in this Agreement, and unless the context requires a different meaning, the following terms shall have the following respective meanings:

“Affiliate” means, with respect to any specified Person, any other Person who directly or indirectly Controls, is Controlled by, or is under common Control with such specified Person; provided that the Company shall not be deemed an Affiliate of any Holder and no Holder shall be deemed an Affiliate of the Company.

“Applicable Securities Law” means (a) with respect to any offering of securities in the United States of America, or any related act or omission within that jurisdiction, the securities laws of the United States, including the Exchange Act and the Securities Act, and any applicable law of any state of the United States of America, and (b) with respect to any offering of securities in any jurisdiction other than the United States of America, or any related act or omission in that jurisdiction, the applicable laws of that jurisdiction.

“Board” means the board of directors of the Company.

“Commission” means the United States Securities and Exchange Commission or any successor agency.

“Common Stock” means any common stock the Company may issue from time to time, as well as American Depositary Shares representing its Common Stock.

“Common Stock Equivalents” means warrants, options and rights exercisable for shares of Common Stock or securities convertible into or exchangeable for Common Stock.

“Company Notice” has the meaning ascribed to in Section 2.2 hereof.

“Control” means, as used with respect to any Person, the possession, directly or indirectly, of the power or authority, whether exercised or not, to direct or cause the direction of the business, management and policies of such Person, whether through the ownership of voting securities, as trustee, personal representative, executor, or by contract, credit arrangement or otherwise; provided that such power shall conclusively be presumed to exist upon possession of beneficial ownership or power to direct the vote of more than fifty percent (50%) of the votes entitled to be cast at a meeting of the members or stockholders of such Person, or power to control the composition of a majority of the board of directors of such Person. The terms “Controlled by” and “under common Control with” shall have correlative meanings.

“Demand Registration” has the meaning ascribed to in Section 2.1 hereof.

“Derivative Counterparty” means any broker-dealer, other financial institution or unaffiliated Person that enters into a Derivative Transaction with a Holder.

“Derivative Transaction” means any transaction which transfers some or all of the economic risk of ownership of Common Stock, including any forward contract, equity swap, put or call, put or call equivalent position, collar, sale of exchangeable security or any similar transaction.

“DTC” means The Depository Trust Company.

“Eligible Holders” has the meaning ascribed to in Section 2.2 hereof.

“Equity Securities” means any share of Common Stock in the capital of the Company (including American Depositary Shares representing Common Stock) and any Common Stock Equivalent.

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended, and any successor to such statute, and the rules and regulations promulgated thereunder.

“Family Member” means, with respect to any Person, any child, grandchild, parent, grandparent, spouse, sibling, mother-in-law, father-in-law, brother-in-law, sister-in-law, daughter-in-law or son-in-law of such Person, and shall include adoptive relationships of the same type.

“Governmental Authority” means any nation or government, any state, municipality or other political subdivision thereof, and any entity, body, agency, commission, department, board, bureau, court, tribunal or other instrumentality, whether federal, state, local, domestic, foreign or multinational, exercising executive, legislative, judicial, regulatory, administrative or other similar functions of, or pertaining to, government and any executive official thereof.

“Holders” means the Stockholders and their permitted transferees or assignees under Section 8 hereof from time to time.

“Person” means an individual, a general or limited partnership, a corporation, a trust, a joint venture, an unincorporated organization, a limited liability entity, any other entity and any Governmental Authority.

“Registration” means a registration effected by preparing and filing a Registration Statement and the declaration or ordering of the effectiveness of that Registration Statement, and the terms “Register” and “Registered” have meanings correlative with the foregoing.

“Requesting Holders” has the meaning ascribed to in Section 2.2 hereof.

“Registration Equivalent” has the meaning ascribed to in Section 6 hereof.

“Registration Expenses” means expenses so described in Section 6 hereof.

“Registrable Securities” means any shares of Common Stock beneficially owned (including, for the avoidance of doubt, in the form of American Depositary Shares representing such shares and such shares issuable or issued upon the exercise or conversion of Common Stock Equivalents held by such Holders) by the Holders or any of their Affiliates or any permitted assignee of rights under Section 8 hereof from time to time, whether or not held immediately following the IPO and any securities issued or issuable directly or indirectly with respect to, in exchange for, upon the conversion of or in replacement of such Common Stock, whether by way of a dividend or distribution or stock split or in connection with a combination of stock, recapitalization, merger, consolidation, exchange or other reorganization; provided that any such Common Stock shall cease to be Registrable Securities if (i) they have been registered and sold pursuant to an effective Registration Statement, (ii) they have been transferred by a Holder in a transaction in which the Holder’s rights under this Agreement are not, or cannot be, assigned, (iii) (A) the Holder may sell all of its Common Stock pursuant to Rule 144 under the Securities Act without limitation thereunder with respect to holding period requirements, volume or manner of sale, during a three-month period without registration and (B) the Holder of such securities does not beneficially own more than 1% of outstanding Common Stock, or (iv) they have ceased to be outstanding.

“Registration Statement” means a registration statement prepared on Form F-1, F-3, S-1 or S-3 under the Securities Act (including, without limitation, Rule 415 under the Securities Act), or on any comparable form in connection with registration in a jurisdiction other than the United States.

“Securities Act” means the United States Securities Act of 1933, as amended, and any successor to such statute, and the rules and regulations promulgated thereunder.

“Selling Expenses” means the underwriting discounts and commissions and stock transfer taxes applicable to the sale of Registrable Securities.

“Underwritten Public Offering” means a firm underwritten public offering of the Common Stock (including American Depositary Shares representing Common Stock) in the United States that has been registered under the Securities Act, or a similar public offering of the Common Stock in another jurisdiction, which results in the Common Stock (including American Depositary Shares or similar instrument representing Common Stock) trading publicly on a recognized regional or national securities exchange.

1.2.	All references herein to “Forms” or “Rules” refer to the relevant Form or Rule, as the case may be, promulgated by the Commission.

1.3.	Jurisdiction.

The terms of this Agreement are drafted primarily in contemplation of offerings of securities in the United States of America. The parties hereto recognize the possibility that the Company might effect an offering in the United States of America in the form of American Depositary Shares. The parties hereto further recognize, however, that securities may be qualified or registered in a jurisdiction other than the United States of America for offering to the public. Accordingly, it is their intention that, whenever this Agreement refers to a law, form, process or institution of the United States of America but the parties hereto wish to effectuate qualification or registration in a different jurisdiction, reference in this Agreement to the laws or institutions of the United States shall be read as referring, mutatis mutandis, to the comparable laws or institutions of the jurisdiction in question.

SECTION 2

DEMAND REGISTRATION

2.1.

At any time beginning after the expiration of the lock-up period applicable to such Holder under any lock-up agreement in connection with the IPO of the Common Stock (including American Depositary Shares representing Common Stock), any shareholders’ agreement to which such Holder is a party or any other contractual lock-up arrangement to which such Holder is subject (or at such earlier time allowable under the terms of or pursuant to a full or partial waiver of any such applicable contractual arrangement or arrangements as would permit the Company to cause any filings hereunder to be filed promptly after such expiration), any Holder (each an “Initial Requesting Holder”) may, from time to time, by written notice specifying (1) the number of Registrable Securities proposed to be included in such Registration, (2) the intended method or methods of disposition (including whether an Underwritten Public Offering is requested), and (3) any proposed managing underwriter or underwriters, if known, request that the Company register under the Securities Act all or any portion of the Registrable Securities held by such Initial Requesting Holder(s) for sale in the manner specified in such notice (a “Demand Registration”); provided, however, that the Company shall not be obligated to register Registrable Securities pursuant to such request if: (i) the Company then meets the eligibility requirements applicable to use the Form F-3 or Form S-3 in connection with such Registration and is able to and does effect such requested Registration from Initial Requesting Holder(s) pursuant to Section 4 hereof; (ii) external U.S. counsel to the Company of reputable standing provides a written opinion to the Initial Requesting Holder(s) within twenty (20) days of the relevant Demand Registration that (A) the filing of such a Registration Statement would require the disclosure of material non-public information about the Company that the Company is not otherwise required to disclose and (B) the Company has a bona fide business purpose for preserving such information as confidential and the disclosure of which would likely have a material adverse effect on the business or financial condition of the Company, in which event no such Registration Statement need be filed until the earlier of (y) the lapse of fifty (50) days from the issuance of the opinion of counsel or (z) such time as the information is no longer required to be disclosed, is not material or non-public, or its disclosure would not have a material adverse effect on the business or financial condition of the Company, provided that the Company shall promptly inform the applicable Initial Requesting Holders of the occurrence of any of the foregoing conditions under clause (z); or (iii) the Board, in its good faith judgment, determines, after consultation with its independent auditors and U.S. counsel of reputable standing, that the Company is unable to prepare and file a Registration Statement responsive to such Demand Registration because the financial statements or other financial information required to be included therein under the Securities Act (including, without limitation, any audited financial statements, pro forma financial information or financial statements of an acquired or to-be-acquired business) are not then available or cannot be prepared in time using reasonable best efforts, in which event the Company may defer the filing of such Registration Statement until such required financial information becomes available or, if earlier, ceases to be required, which deferment shall not exceed sixty (60) days, provided, (a) that such deferment period, if necessary, may be extended as agreed upon in good faith between the Company and the Initial Requesting Holder(s), and (b) with respect to this clause (iii), that the Company shall notify the Initial Requesting Holder(s) of such determination and the anticipated timing for availability of such information (or, if earlier, when such information will cease to be required), and shall use its reasonable best efforts to make such information available as promptly as practicable; provided, however, that the Company may not exercise its rights under clauses (ii) and (iii) to delay or defer either a Registration pursuant to this Section 2 or a shelf registration pursuant to Section 4 more than a total of twice in any twelve-month-period; and provided further that the Company shall not register any Equity Securities for the account of itself or any other stockholder during the period of any delay or deferment pursuant to such clauses.

2.2.

Following receipt of any notice under Section 2.1 hereof, the Company shall within 10 business days of the receipt of such request, give written notice of such Demand Registration (the “Company Notice”) to all other Holders other than the relevant Initial Requesting Holder(s) (the “Eligible Holders”), and such other Eligible Holders may, upon written request given no later than 10 business days following their receipt of the Company Notice, request that the Company also effect the Registration of all or part of each Eligible Holder’s Registrable Securities. Thereafter, the Company shall (i) use its reasonable best efforts to file a Registration Statement in respect of such Demand Registration for all Registrable Securities that the Initial Requesting Holder(s) and participating Eligible Holders (together, the “Requesting Holders”) have requested to be included within 45 days of receipt of the Initial Requesting Holder’s (or Holders’) request, and (ii) use its reasonable best efforts to cause such Registration Statement to become effective as soon as reasonably practicable thereafter for public sale, in accordance with the method of disposition specified in such notice. If such method of disposition shall be an Underwritten Public Offering, the Requesting Holder(s) representing a majority in number of the Registrable Securities to be registered may designate the managing underwriter of such Underwritten Public Offering, subject to the approval of the Company, which approval shall not be unreasonably withheld or delayed. The number of Registrable Securities to be included in such an underwriting may be reduced (pro rata among all Requesting Holders, under this Section 2, to participate in such Registration) if and to the extent that the managing underwriter shall be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold therein; provided, however, that the Company shall include in such underwriting, prior to the inclusion of any securities held by the management or by employees or directors of the Company (or any other securities that are not Registrable Securities), the number of Registrable Securities requested to be included which in the opinion of such managing underwriter will not adversely affect the marketing of the securities to be sold therein, pro rata among the Requesting Holders on the basis of the respective number of Registrable Securities owned by each such Requesting Holder; provided, further, that the number of Registrable Securities held by the Requesting Holders to be included in such underwriting shall not be reduced unless all other securities (including Registration by the Company pursuant to Section 2.3 below) are first entirely excluded from the underwriting. With respect to the preceding sentence, if the Company elects to reduce pro rata the amount of Registrable Securities proposed to be offered in the underwriting, for purposes of making any such reduction, each Holder which is a partnership, together with the Affiliates, partners, employees, retired partners and retired employees of such holder, the estates and Family Members of any such partners, employees, retired partners and retired employees and of their spouses, and any trusts for the benefit of any of the foregoing Persons shall be deemed to be a single “Person”, and any pro rata reduction with respect to such “Person” shall be based upon the aggregate number of Registrable Securities owned by all entities and individuals included as such “Person,” as defined in this sentence (and the aggregate number so allocated to such “Person” shall be allocated among the entities and individuals included in such “Person” in such manner as such Holder may reasonably determine). The Company shall be obligated to register Registrable Securities pursuant to requests made under this Section 2 no more than three (3) times in any twelve (12) month period for each Holder; provided, however, that as to each such occasion such obligation shall be deemed satisfied only when a Registration Statement covering all of the Registrable Securities specified in notices received as aforesaid, for sale in accordance with the method of disposition specified by the Initial Requesting Holder(s), shall have become effective and, if such method of disposition is an Underwritten Public Offering, all such Registrable Securities shall have been sold pursuant thereto.

2.3.

The Company shall be entitled to include in any Registration Statement referred to in this Section 2 for which the method of distribution is an Underwritten Public Offering, for sale in accordance with the method of disposition specified by the Initial Requesting Holder(s), Common Stock to be sold by the Company for its own account, except as and to the extent that, in the opinion of the managing underwriter, such inclusion would adversely affect the marketing of the Registrable Securities to be sold. Except as set forth in this Section 2.3, no securities shall be included in any Registration Statement referred to in this Section 2 without the prior written consent of the Requesting Holders. Except with respect to registration statements on Form S-8, the Company will not file with the Commission any other registration statement with respect to its Common Stock, whether for its own account or that of other stockholders, from the date of receipt of a notice from Initial Requesting Holder(s) pursuant to this Section 2 until the completion of the period of distribution of the Registration contemplated thereby.

SECTION 3

PIGGYBACK REGISTRATIONS

3.1.	Registration of the Company’s Securities

Subject to the terms of this Agreement, if the Company proposes to register for its own account any of its Equity Securities, or for the account of any holder (other than a Holder) of Equity Securities any of such holder’s Equity Securities, in connection with the public offering of such securities (except as set forth in Section 3.4), the Company shall promptly give each Holder written notice of such Registration, which notice shall specify (1) the number of Equity Securities proposed to be registered, (2) the proposed method of disposition, (3) the proposed managing underwriter and underwriters (if any and if known), and (4) a good faith estimate by the Company of the proposed minimum offering price of such Equity Securities, and, upon the written request of any Holder, which request shall specify (1) the number of Registrable Securities such Holder desires to include in such Registration and (2) the intended method or methods of disposition (if different from that contemplated by the Company), given within fifteen (15) days after receipt of such notice from the Company, the Company shall use its reasonable best efforts to include in such Registration any Registrable Securities thereby requested to be registered by such Holder. If a Holder decides not to include all or any of its Registrable Securities in such Registration by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent Registration Statement as may be filed by the Company, all upon the terms and conditions set forth herein.

3.2.	Right to Terminate Registration

The Company shall have the right to terminate or withdraw any Registration initiated by it under Section 3.1 hereof prior to the effectiveness of such Registration, whether or not any Holder has elected to participate therein. The expenses of such withdrawn Registration shall be borne by the Company in accordance with Section 6 hereof.

3.3.	Underwriting Requirements

(a)

In connection with any Underwritten Public Offering involving the Company’s Equity Securities solely for cash, the Company shall not be required to Register the Registrable Securities of a Holder under this Section 3 unless such Holder’s Registrable Securities are included in the underwriting and such Holder enters into an underwriting agreement in customary form with the underwriter or underwriters of internationally recognized standing selected by the Company. In the event the underwriters advise Holders seeking Registration of Registrable Securities pursuant to this Section 3 in writing that the inclusion of all such Registrable Securities would adversely affect the marketing of such Equity Securities to be underwritten, such number of Registrable Securities as may be included in such Registration without adversely affecting the marketing of such Equity Securities shall be included in such Registration; provided, however, any reduction (which such reduction will be pro rata among all requesting Holders) of a requesting Holder’s Registrable Securities in such offering shall occur only after all securities which are not Registrable Securities other than Equity Securities to be sold by the Company are excluded.

(b)

If any Holder disapproves the terms of any underwriting, the Holder may elect to withdraw therefrom by written notice to the Company and the underwriters delivered at least ten (10) days prior to such Holder’s good faith estimate of the effective date of the Registration Statement. Any Registrable Securities excluded or withdrawn from the underwriting shall be withdrawn from the Registration.

3.4.	Exempt Transactions

The Company shall have no obligation to Register any Registrable Securities under this Section 3 in connection with a Registration by the Company (i) relating solely to the sale of securities to participants in a Company employees stock incentive plan, (ii) relating to a corporate reorganization or other transaction under Rule 145 under the Securities Act (or comparable provision under the laws of another jurisdiction, as applicable); (iii) on any form that does not include substantially the same information as would be required to be included in a Registration Statement covering the sale of the Registrable Securities; or (iv) relating to a Registration in which the only Common Stock being registered are Common Stock issuable upon conversion of debt securities that are also being registered.

SECTION 4

SHELF REGISTRATION

If, at a time when Form S-3 or Form F-3 (or any successor form thereto) is available for Registration (or will be available within thirty (30) days), the Company shall receive from any Holder of Registrable Securities a written request that the Company effect a Registration on Form S-3 or Form F-3 of any of such Holder’s Registrable Securities, the Company shall use its reasonable best efforts to file a Registration Statement in respect of such shelf registration within thirty (30) days of receipt of the request, and use its reasonable best efforts to cause such Registration Statement to become effective as soon as reasonably practicable thereafter. The Company shall use its reasonable best efforts to cause such Registration Statement to remain effective under the Securities Act until the earlier of the date (i) all Registrable Securities covered by such Registration Statement have been sold or (ii) all Registrable Securities covered by such shelf registration otherwise cease to be Registrable Securities. The Company shall not be required to file a Registration Statement under Form S-3 or Form F-3 if it would not be required to file a Registration Statement under Section 2 hereof pursuant to clause (ii) or (iii) of the first sentence of Section 2.1 hereof (but only to the extent of such clauses, and subject to the provisos therein, mutatis mutandis). The Company shall prepare and file with the Commission, and use its reasonable best efforts to cause to become and remain effective, any post-effective amendments, prospectus supplements, and, if required by applicable Commission rules, any replacement Registration Statement(s), in each case as necessary to maintain the continuous effectiveness and usability of the shelf registration for the disposition of all Registrable Securities until the earlier of clauses (i) and (ii) above. Any Registration under this Section 4 will not be counted as a Registration under Section 2 above. At any time, and from time to time, a Registration Statement remains effective pursuant to this Section 4, a Holder may notify the Company of its intent to sell (in whole or in part) Registrable Securities covered by such Registration Statement in an underwritten takedown. Such notice shall specify the aggregate number of Registrable Securities requested to be registered in such underwritten takedown. Upon receipt by the Company of such notice, the Company shall promptly comply with the applicable provisions of this Agreement (including without limitation Section 5 hereof), assist in the preparation and filing with the Commission of prospectus supplements and amendments to the relevant Registration Statement, and take such other actions as necessary or appropriate to permit the consummation of such underwritten takedown as promptly as practicable. In connection with any underwritten takedown under a shelf registration pursuant to this Section 4, the requesting Holder may designate the managing underwriter of such underwritten takedown, subject to the approval of the Company, which approval shall not be unreasonably withheld or delayed. Any reduction of securities in connection with an underwritten takedown pursuant to this Section 4 shall be made in accordance with the cutback mechanics set forth in Section 2.2 (mutatis mutandis), including pro rata allocation among selling Holders and the exclusion of all other securities before reducing Registrable Securities. Promptly after receipt of any request under this Section 4 (and in advance of any takedown off any Registration Statement filed pursuant to this Section 4), the Company shall give written notice of such request (or takedown, as applicable) to all other Holders and shall include in such Registration Statement and/or such takedown such Registrable Securities of such other Holders as have made written requests to participate within 3 business days after receipt of such notice, in each case subject to the applicable pro rata limitations and “cut-back” provisions of this Agreement.

SECTION 5

REGISTRATION PROCEDURES

5.1.

If and whenever the Company is required by the provisions of Section 2, Section 3 or Section 4 hereof to effect the Registration of any Registrable Securities under the Securities Act, the Company will, as expeditiously as possible:

(a)

prepare and file with the Commission a Registration Statement with respect to such securities and use its reasonable best efforts to cause such Registration Statement to become and remain effective (provided that before filing a Registration Statement or any amendments or supplements thereto, the Company will furnish to the counsel selected by the holders of a majority of the Registrable Securities covered by such Registration Statement copies of all such documents and include any reasonable comments of such counsel in such document) for the period of the distribution contemplated thereby (determined as provided in Section 5.2 hereof);

(b)

prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for the period specified in Section 5.1(a) hereof and as to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such Registration Statement in accordance with the selling Holders’ intended method of disposition set forth in such Registration Statement for such period;

(c)

furnish to each selling Holder and to each underwriter such number of copies of the Registration Statement and the prospectus included therein (including each preliminary prospectus and any amendment or supplement thereto) and such other documents as such Persons may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities covered by such Registration Statement;

(d)

use its reasonable best efforts to register or qualify the Registrable Securities covered by such Registration Statement under the securities or blue sky laws of such jurisdictions as the selling Holders of Registrable Securities or, in the case of an Underwritten Public Offering, the managing underwriter shall reasonably request and do any and all other acts and things which are reasonably necessary or advisable to enable such selling Holder to consummate the disposition in such jurisdictions of the Registrable Securities owned by such selling Holder (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection or (ii) consent to general service of process (i.e., service of process which is not limited solely to securities law violations) in any such jurisdiction);

(e)

immediately notify each selling Holder under such Registration Statement and each underwriter, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus contained in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and the Company will promptly prepare a supplement or amendment to such Registration Statement so that, as thereafter delivered to the purchasers of such Registrable Securities, such Registration Statement will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

(f)

use its reasonable best efforts to cause all such Registrable Securities to be listed on a recognized U.S. share exchange or traded on a U.S. inter-dealer quotation system and, if similar securities issued by the Company are already so listed, on each securities exchange or inter-dealer quotation system on which similar securities issued by the Company are then listed or traded;

(g)

provide a transfer agent and registrar for all such Registrable Securities and provide a CUSIP number (to the extent applicable) for all such Registrable Securities not later than the printing of any preliminary prospectus;

(h)

assist any underwriter or selling Holder participating in such Registration and public offering in its marketing efforts with prospective investors by causing the Company’s officers, directors and employees to participate in marketing efforts, including “roadshow” presentations in various major national and international centers, in connection with any public offering; provided that the Company’s obligations under this clause (h) shall apply only to the extent that the applicable underwritten offering or takedown involves marketing efforts, and shall not require the Company to conduct or participate in roadshows or other marketing activities in connection with transactions that customarily do not involve such activities, such as accelerated book buildings or block trades;

(i)

otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission or any other applicable Governmental Authority, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company’s first full calendar quarter after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder;

(j)

in the event of the issuance of any stop order suspending the effectiveness of a Registration Statement, or of any order suspending or preventing the use of any related public offering document or suspending the qualification of any Registrable Securities included in such Registration Statement or public offering document for sale in any jurisdiction, the Company will use its reasonable best efforts promptly to obtain the withdrawal of such order and the Company shall notify holders of the Registrable Securities promptly and without any delay;

(k)

notify each selling Holder, promptly after the Company receives notice thereof, of the time when such Registration Statement has been declared effective or a supplement to any prospectus forming a part of such Registration Statement has been filed; and

(l)

use its reasonable best efforts to cause such Registrable Securities covered by such Registration Statement to be registered with or approved by such other Governmental Authority as would ordinarily be necessary to enable the selling Holders thereof to consummate the disposition of such Registrable Securities.

5.2.

For purposes of Sections 5.1(a) and (b) hereof and of Section 2.3 hereof, the period of distribution of Registrable Securities in an Underwritten Public Offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, and the period of distribution of Registrable Securities in any other Registration shall be deemed to extend until the earlier of the sale of all Registrable Securities covered thereby or six months after the effective date thereof.

5.3.

In connection with each Registration hereunder, the selling Holders of Registrable Securities will only be required to furnish to the Company such information with respect to themselves and the proposed distribution by them as shall be necessary in order to assure compliance with United States and applicable state securities laws.

5.4.

In connection with each Registration pursuant to Section 2 and Section 3 hereof covering an Underwritten Public Offering, the Company agrees to enter into such customary agreements (including underwriting agreements) as the managing underwriter selected in the manner herein provided may request in such form and containing such provisions as are customary in the securities business for such an arrangement between major underwriters and companies of the Company’s size and investment stature, provided that such agreement shall not contain any such provision applicable to the Company which is inconsistent with the provisions hereof.

5.5.

Any Holder and their permitted assignees receiving any written notice from the Company regarding the Company’s plans to file a Registration Statement shall treat such notice confidentially and shall not disclose such information to any Person other than as necessary to exercise its rights under this Agreement; provided, however, that such Holder may disclose such notice in its reasonable discretion for the purpose of seeking additional insurance coverage for such Holder’s directors and officers and for purposes of fund reporting or inter-fund reporting or to its fund manager, other funds managed by its fund manager or their respective Affiliates, advisers, consultants, auditors, directors, officers, employees, stockholders, investors or insurers.

5.6.

Each Holder agrees that any written notice delivered by such Holder to the Company requesting or initiating a Registration shall be delivered only after such Holder has obtained all internal authorizations and approvals required under its internal governance procedures to make such request (but which need not extend to the ultimate sale of any Common Stock subject to the Registration), and shall be executed by a duly authorized representative of such Holder. The Company may conclusively rely on any such notice that appears on its face to have been duly executed and delivered, and any purported notice delivered without such authorization and approvals shall be null and void and of no force or effect.

SECTION 6

EXPENSES

All expenses incurred in complying with Section 2, Section 3, Section 4 and Section 5 hereof, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities and blue sky laws, fees and expenses in connection with any listing of the Common Stock (including American Depositary Shares representing Common Stock) on a securities exchange or inter-dealer quotation system, printing expenses, fees and disbursements of counsel and independent public accountants for the Company and the fees and disbursements of the underwriters (including counsel thereto) (which, to the extent agreed in writing with the underwriters in connection with any particular offering of Registrable Securities, maybe borne by the underwriters), fees of the United States Financial Industry Regulatory Authority (FINRA), fees of transfer agents and registrars and costs of insurance, but excluding any Selling Expenses attributable to the sellers of Registrable Securities (the “Registration Expenses”), shall be borne by the Company, except that any Holder’s internal administrative and similar costs, the fees and disbursements of its counsel and any Selling Expenses attributable to the sale of Registrable Securities will be paid by such Holder.

Notwithstanding the immediately preceding sentence, if any Registration proceeding begun pursuant to Section 2 is subsequently withdrawn because all Requesting Holders have withdrawn their Registration requests and the Company has not proposed to include any Equity Securities in such Registration for sale for its own account, the Company shall bear only the Registration Expenses (in the manner set forth in the immediately preceding sentence) attributable to the Requesting Holders who have elected to treat such withdrawn Registration as one of the three Registrations such Requesting Holder is entitled to request in any twelve (12) month period pursuant to the final sentence of Section 2.2 (a “Registration Equivalent”). These Requesting Holders who decline to treat the withdrawn Registration as a Registration Equivalent shall bear the remaining Registration Expenses, in the proportion attributable to them. Registration Expenses attributable to any Requesting Holder pursuant to this paragraph shall be determined on the basis of the proportion of the number of Registrable Securities proposed to be included by such Requesting Holder in the Registration to the total number of Registrable Securities proposed to be included by all Requesting Holders and any other Equity Securities proposed to be included by any other Person. For the avoidance of doubt, where the Company proposed to include any Equity Securities to be sold by it for its own account in a Registration pursuant to Section 2.3, the preceding paragraph shall apply. The foregoing notwithstanding, if, at the time of such withdrawal, (1) a Holder has learned of a material adverse change in the condition, business, or prospects of the Company from that known to such Holder at the time of their request and have withdrawn the request with reasonable promptness after learning of such information or (2) the Company has requested a deferment of such Registration (including pursuant to the first proviso under Section 2.1), then such Holder shall not be required to pay any of such Registration Expenses and the Company shall bear and pay such Registration Expenses instead.

SECTION 7

INDEMNIFICATION

7.1.

In the event of a Registration of any of the Registrable Securities under the Securities Act pursuant to Section 2, Section 3 or Section 4 hereof, the Company will indemnify and hold harmless, to the fullest extent permitted by law, each Holder and such Holder’s officers, directors, stockholders, employees, advisors, Affiliates and agents; legal counsel and accountants for each such Holder; any underwriter (as defined in the Securities Act) for each such Holder; and each Person who controls (within the meaning of the Securities Act or the Exchange Act) such Holder or underwriter from and against any and all losses, claims, damages, expenses or liabilities, joint or several, to which such Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Securities were registered under the Securities Act pursuant to Section 2, Section 3 or Section 4 hereof, any preliminary prospectus or final prospectus contained therein, any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, expense or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Person in writing specifically for use in such Registration Statement or prospectus, except to the extent such information has been corrected in a subsequent writing at least one business day prior to the sale of Registrable Securities to the Person asserting the claim, nor for amounts paid in settlement of any claim or proceeding if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld.

7.2.

In the event of a Registration of any of the Registrable Securities under the Securities Act pursuant to Section 2, Section 3 or Section 4 hereof, each selling Holder of such Registrable Securities thereunder, severally and not jointly, will indemnify and hold harmless, to the full extent permitted by law, the Company and the Company’s directors, officers, employees, advisors, Affiliates and agents and each Person who controls the Company (within the meaning of the Securities Act or the Exchange Act) from and against any and all losses, claims, damages, expenses or liabilities, to which the Company or such Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, expenses or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement under which such Registrable Securities were registered under the Securities Act pursuant to Section 2, Section 3 or Section 4 hereof, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading and will reimburse the Company and each such Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that such selling Holder will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission (i) made in reliance upon and in conformity with information pertaining to such selling Holder, as such, furnished in writing to the Company by such Holder specifically for use in such Registration Statement or prospectus and (ii), in each case, that has not been corrected in a subsequent writing delivered to the Company at least one business day prior to the sale of Registrable Securities to the Person asserting the claim; provided, further, however, that the liability of each selling Holder hereunder shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of the stock sold by such selling Holder under such Registration Statement bears to the total public offering price of all securities sold thereunder, but not to exceed the proceeds received by such selling Holder from the sale of Registrable Securities covered by such Registration Statement. Notwithstanding anything to the contrary, in no event shall the aggregate amounts payable by any Holder by way of indemnity or contribution under this Section 7 exceed the proceeds from the offering received by such Holder (net of any Selling Expenses paid by such Holder).

7.3.

Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof. In case any such action shall be brought against any indemnified party, the indemnified party shall notify the indemnifying party of the commencement thereof and the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party. After notice from the indemnifying party to such indemnified party of its election to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 7 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; provided, however, that, if the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the other party or parties thereto or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the other party or parties thereto, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party, to the extent so prejudiced, of any liability to the indemnified party under this Section 7, but the omission to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party other than under this Section 7.

7.4.

It is understood that the indemnifying party shall not, in connection with any action or related actions in the same jurisdiction, be liable for the fees and disbursements of more than one separate firm qualified in such jurisdiction to act as counsel for the indemnified party. The indemnifying party shall not (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any proceeding effected without its written consent (which consent shall not be unreasonably withheld), but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. If the indemnification provided for in Section 7.1 and Section 7.2 is unavailable to or insufficient to hold harmless an indemnified party under such paragraphs in respect of any losses, claims, damages or liabilities or actions referred to therein, then each indemnifying party shall in lieu of indemnifying such indemnified party contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or actions in such proportion as appropriate to reflect the relative fault of the Company, on the one hand, and the selling Holders of such Registrable Securities, on the other, in connection with the statement or omissions which resulted in such losses, claims, damages, liabilities or actions, as well as any other relevant equitable considerations including, without limitation, the failure to give any notice under Section 7.3. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or by the selling Holders of such Registrable Securities, on the other hand, and to the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

7.5.

The Company and the selling Holders of Registrable Securities agree that it would not be just and equitable if contribution pursuant to the final two sentences of Section 7.4 were determined by pro rata allocation (even if all of the selling Holders of Registrable Securities were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or action referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this and the immediately preceding paragraph, the selling Holders of such Registrable Securities shall not be required to contribute any amount in excess of the amount, if any, by which the net proceeds received by such selling Holders exceeds the amount of any damages which they would have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who is not guilty of such fraudulent misrepresentation.

7.6.

The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of securities.

7.7.

To the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the Underwritten Public Offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

SECTION 8

ASSIGNMENT OF REGISTRATION RIGHTS

Except as set forth herein, the rights under this Agreement, including the rights to cause the Company to register Registrable Securities pursuant to Section 2, Section 3 and Section 4 hereof, may be assigned (but only with all related obligations) by a Holder to an Affiliate or partner of the Holder (without restrictions as to minimum shareholdings); provided the Company is, within a reasonable time after such assignment, furnished with written notice of the name and address of such assignee and the securities with respect to which such registration rights are being assigned; and provided, further, that any such assignee shall first be required to execute a document in a form reasonably acceptable to the Company pursuant to which it agrees and undertakes to be bound by the provisions of this Agreement as though named herein as a Holder.

For the purposes of determining the number of shares of Registrable Securities held by an assignee, the holdings of assignees of a partnership who are partners or retired partners of such partnership (including spouses and ancestors, lineal descendants and siblings of such partners or spouses who acquire Registrable Securities by gift, will or intestate succession) shall be aggregated together and with the partnership; provided that all assignees who would not qualify individually for assignment of registration rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices or taking any action hereunder.

SECTION 9

CHANGES IN COMMON STOCK

If, and as often as, there are any changes in the Common Stock by way of stock split, stock dividend, combination or reclassification, or through merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof, as may be required, so that the rights and privileges granted by this Agreement shall continue with respect to the Common Stock as so changed.

SECTION 10

RULE 144 REPORTING; IN-KIND DISTRIBUTIONS AND DERIVATIVE TRANSACTIONS

10.1.

With a view to making available to the Holders the benefits of Rule 144 under the Securities Act and any comparable provision of any Applicable Securities Laws that may at any time permit a Holder to sell securities of the Company to the public without Registration or pursuant to a Registration Statement on Form F-3 or Form S-3 (or any comparable form in a jurisdiction other than the United States), the Company agrees to:

(a)

make and keep current public information available, as those terms are understood and defined in Rule 144 (or comparable provision, if any, under Applicable Securities Laws in any jurisdiction where the Company’s securities are listed), at all times following the effective date of the first Registration under the Securities Act filed by the Company for an offering of its securities to the general public;

(b)	file with the Commission in a timely manner all reports and other documents required of the Company under all Applicable Securities Laws;

(c)

at any time following ninety (90) days after the effective date of the first Registration under the Securities Act filed by the Company for an offering of its securities to the general public by the Company, promptly furnish to any Holder holding Registrable Securities, upon request (i) a written statement by the Company that it has complied with the reporting requirements of all Applicable Securities Laws at any time after it has become subject to such reporting requirements or, at any time after so qualified, that it qualifies as a registrant whose securities may be resold pursuant to Form F-3 or Form S-3 (or any form comparable thereto under Applicable Securities Laws of any jurisdiction where the Company’s securities are listed), (ii) a copy of the most recent annual report of the Company and such other reports and documents as may be filed by the Company with the Commission, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the Commission, that permits the selling of any such securities without Registration or pursuant to Registration Statement on Form F-3 or Form S-3 (or any form comparable thereto under Applicable Securities Laws of any jurisdiction where the Company’s securities are listed); and

(d)

coordinate with its legal counsel in respect of the rendering by such counsel of any legal opinion which may be required in connection with a sale under Rule 144 and otherwise reasonably cooperate (subject to applicable law and the Company’s transfer agent’s customary procedures) with the Company’s transfer agent to facilitate such sale.

10.2.

In-Kind Distributions. If any Holder seeks to effectuate an in-kind distribution of all or part of its Registrable Securities, the Company shall, subject to applicable “lock-up” arrangements and applicable law, cooperate with such Holder and the Company’s transfer agent and/or the depositary for the American Depositary Shares, as applicable, to facilitate such in-kind distribution in the manner reasonably requested by such Holder, as well as any resales by such transferees under a Registration Statement covering such distributed shares (subject to the customary procedures of the Company’s transfer agent and/or the depositary, including the receipt of any documentation reasonably requested by the Company or the transfer agent and/or the depositary).

10.3.

Financing Cooperation. Upon the request of any Holder that wishes to pledge, hypothecate or grant security interests in any or all of the Registrable Securities beneficially owned by it, including to banks or financial institutions as collateral or security for loans, advances or extensions of credit, the Company agrees to cooperate with each such Holder in taking any action reasonably necessary to consummate any such pledge, hypothecation or grant, including without limitation, delivery of letter agreements to lenders in form and substance reasonably satisfactory to such lenders and the Company (which may include customary agreements by the Company in respect of the exercise of remedies by such lenders) and instructing the transfer agent to transfer any such Shares subject to the pledge, hypothecation or grant into the facilities of DTC without restricted legends, to the extent permitted under applicable law.

10.4.	Derivative Transactions.

(a)

The Company agrees that the provisions of this Agreement relating to the registration, offer and sale of Registrable Securities on a registered basis, including any applicable pro rata limitation or “cut-back,” apply also to Derivative Transactions entered into by a Holder. Any such prospectus in connection with a Derivative Transaction shall permit a Derivative Counterparty to sell shares of the Registrable Securities covered by such prospectus and the applicable prospectus supplement, including in short sale transactions in compliance with applicable law (whether Common Stock is borrowed from such Holder or otherwise). If in connection with a Derivative Transaction, a Derivative Counterparty or any affiliate thereof is (or may reasonably be considered) an underwriter or selling stockholder, then such Derivative Counterparty shall be required to furnish to the Company such information as the Company may reasonably request for inclusion in the Registration Statement/prospectus and provide customary indemnities to the Company regarding the plan of distribution and related matters.

(b)

Without limiting the foregoing, the Company agrees to cooperate with each Holder in taking any action reasonably necessary to consummate a Derivative Transaction entered into by such Holder (whether executed on a registered basis, under Rule 144 or otherwise) and any pledge, hypothecation or grant of security over Common Stock related thereto, including without limitation, (x) delivery of letter agreements to lenders in form and substance reasonably satisfactory to such lenders and the Company (which may include customary agreements by the Company in respect of the exercise of remedies by such lenders) and instructing the transfer agent to transfer any such Shares subject to the pledge, hypothecation or grant into the facilities of DTC without restricted legends, to the extent permitted under applicable law and (y) such action as such Holder may reasonably request from time to time to enable such Holder to sell or hedge Common Stock pursuant to an effective Registration Statement or an available exemption from registration under the Securities Act.

(c)

For avoidance of doubt, the clarifications provided in this Section 10 to the effect that Derivative Transactions are among the types of transactions covered by the provisions of this Agreement relating to the registration, offer, and sale of Registrable Securities shall not be read to imply that any other particular types of transactions, by virtue of not having a similar clarifying provision in this Agreement, are not among the types of transactions covered by the provisions of this Agreement relating to the registration, offer, and sale of Registrable Securities. Nothing in this Section 10 shall be deemed to constitute an admission by the Company that any person is an “underwriter” as defined in the Securities Act.

SECTION 11

MISCELLANEOUS

11.1.

The rights of any Holder under Section 2, Section 3, Section 4, Section 8 and Section 9 hereof shall terminate and cease to apply to such Holder at such time as such Holder ceases to hold any Registrable Securities.

11.2.

All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not.

11.3.

All notices, demands, requests and other communications provided for or permitted hereunder shall be made in writing and shall be sent by electronic mail (including attachments) or delivered by commercial express courier service or personal delivery:

(a)	if to the Company:

Address: YOTSUYA TOWER 1-6-1, Yotsuya, Shinjuku-ku, Tokyo, Japan

Email address: paypay_contract@paypay-corp.co.jp

(b)	if to Stockholders, at the Stockholders’ respective addresses set forth on Schedule A hereto

(c)	if to any permitted assignee under Section 8 hereof, at the e-mail or physical address of such permitted assignee specified thereby.

or to such other address or addresses as shall have been furnished in writing to the other Parties hereto. All notices and other communications hereunder shall be deemed to have been duly given: (i) when delivered by hand or by internationally recognized overnight courier service; or (ii) when sent by electronic mail (including attachments) to the email address specified by the recipient from time to time in accordance with this Section. Each party shall provide the other parties with a physical address and an email address for notices and shall update such information as necessary by written notice.

11.4.

GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, CONSTRUED IN ACCORDANCE WITH, AND ENFORCED UNDER, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS OR INSTRUMENTS ENTERED INTO AND PERFORMED ENTIRELY WITHIN SUCH STATE.

11.5.

This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and shall supersede the prior agreements and all other prior agreements and understandings between the parties with respect to such subject matter. This Agreement may not be amended or modified and waivers and consents to departures from the provisions hereof may not be given, except by an instrument or instruments in writing making specific reference to this Agreement and signed by the Company and Holders of a majority of the Registrable Securities as of such time.

11.6.

If any one or more of the provisions contained in this Agreement, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions of this Agreement. The parties hereto further agree to replace such invalid, illegal or unenforceable provision of this Agreement with a valid, legal and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid, illegal or unenforceable provision.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the Parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date first above written.

PAYPAY CORPORATION

By:
Name:
Title:

[Signature page to Registration Rights Agreement]

IN WITNESS WHEREOF, the Parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date first above written.

[STOCKHOLDER]

By:
Name:
Title:

[Signature page to Registration Rights Agreement]

SCHEDULE A

SCHEDULE OF STOCKHOLDERS

Stockholder	Address for Notice